EXHIBIT 10.9

                    GREENERY E'XECUTIVE SUITES LEASE

This lease is made and entered into on 1/30/02 and between the GREENERY EXECUTIVE SUITES, (herein after referred to as "Lessor"), and Amerimmune Pharmaceuticals, Inc. (herein after referred to as "Lessee").


1. DESCRIPTION OF PREMISES. Premises shall consist of Suite Number A-40 at 920 Hampshire Road, Westlake Village, CA 91361-2815. (Designated suite(s) is outlined on the attached floor plan as Exhibit A). In addition, Lessee shall have use of the common areas including the lobby and conference rooms to be shared with all other tenants. The Greenery Executive Suites building is a non-smoking building. Smoking is Permitted outside in the atrium areas.

2. TERM. The term of this Lease is 12 Months, commencing 2/1/02 and 3/31/03 unless terminated sooner as herein provided.

3. RENEWAL. Lessee agrees that it shall give Lessor thirty (30) days written notice, return receipt requested, of Lessee's intention to vacate this premises at the expiration of the aforementioned term. In the event Lessor does not receive said notice prior to thirty
     (30) days as provided herein, Lease shall be renewed for an additional period equal to the original term subject to the same covenants and conditions as contained herein. In addition to the right of Lessor to terminate this Lease Agreement as otherwise provided herein, Lessor shall also have the right, irrespective of Lessee's rights, to terminate this Lease Agreement at the end of the original term or any renewal term as provided herein by giving written notice of such intention to terminate Lease, return receipt requested, at least thirty (30) days prior to the ending date of the original term or any renewal tenn as provided herein.

4. USE. Lessee shall use the premises for the following specific purpose of general office business, and shall not use or permit the premises to be used for any other purpose without prior written collsent of Lessor. For so long as Lessee shall comply with the provisions, conditions and covenants of this Lease, Lessor also warrants and guarantees that Lessee shall have full enjoyment and peaceable possession of the Premises for the use stated herin without hindrance or interruption at all times during the term of this leas.

5. RENT. Lessee agrees to pay to lessor, without prior noticc or demand, for the premises, the sum, $ 1,450. 00 on or before the first (1st) day of each and every successive calendar month thereafter during the term hereof, except that the first

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     month's rent shall be paid upon the execution hereof. Rent for any period during the term hereof which is for less that one (1) month shall be prorated portion of the monthly installment herein based upon a thirty (30) day month. Said rent shall be paid directly to Lessor without deduction or offset, in lawful money of the United States of America. If the rent is not received by the Lessor within ten (10) days from when the rent is due and payable as provided herein, Lessee shall pay to Lessor, a late fee in the amount of twenty-five dollars ($25.00) payable immediately thereafter. The late fee is payable without prejudice to Lessor to exercise any other rights or Remedies if Lessee fails to pay his rent. In the event rental is not paid in a timely fashion, landlord may deny use of common areas until payent is made pursuant to this lease.

     This is a gross lease. The Lessor pays for utilities including gas, electrical and water. The Lessee pays for his/her own telephone bill. Lessor shall provide building standard janitorial services five times per week (unless national holiday occurs).

     Upon execution of Lease, Lessee shall pay to Lessor $ 2, 900. 00 representing rent for first and last months.
     If the specified term of this Lease is for more than (1) year, rent for the second year and each succeeding year of this Lease shall be increased by the Consumer Price Index (CAP.) percent. The Consumer Price Index will be the All Urban Consumers, All Items, Los Angeles-Long Beach-Anaheim Metropolitan Areas, compiled by the Department of Labor. Said Consumer Price Index compiled for the month which is two months prior to the month of commencement date, shall be the basic index. The adjustment will be make for the prior twelve (12) month period.

6. SECURITY DEPOSIT. An additional deposit of $200.00 for any expenses caused by Lessee, including but not limiited to damages, cleaning, painting and unpaid rent or other fees, shall be deposited with Lessor upon execution of Lease. Total monies due upon execution of Lease (security deposit plus advance rent) S3,JDQ,0o , plus any pro-rata due. The Security Deposit is fully refundable, ifno expenses are incurred by the Lessor. Lessor shall be held responsible for damages it causes and Lessor shall leave the premises in similar condition as they are at lease inspection, less ordinary wear and tear, repairs and/or cleanup from casualty.

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     RECEPTION AREA AND RECEPTIONIST. A furnished Commoll area shall be provided for the purpose of receiving clients, customers, and guests of Lessee whoare awaiting appointments or meetings with Lessee, Lessor shall provide a receptionist *in said area from 8:30 a.m. to 5:00 p.m., Mondays through Fridays, Holidays excluded, for the purpose of greeting such clients~. customers and guests and to promptly inform Lessee or its agents of their presence.

     b) ANSWERING SERVICE AND VOICE MAIL. Lessor shall provide one person to answer, incoming telephone calls of Lessee during, office hours as stated above in subparagraph (a) and to promptly forward messages to the Lessee, its agents, or voice mail box. Lessee will pay for all fees necessary for the installation of telephone communications in Lessor's Suite for the purpose of receiving outsidt calls. It is necessary to have a telephone that is compatible with Lessor's telephone system. GTE will bill each tenant for their lines installed and bill each tenant for their monthly phone charges.

     c) SECRETARIAL SERVICE. - The Greenery Executive Suites will ensure that a secretarial support service is maintained on the premises. This service shall provide word processing, copying, and faxing for a fee, on a first come basis. Fees will be negotiated directly with the secretarial service. Each user of the secretarial service shall be solely liable for the accuracy of their corrununications and/or coiTespondence and shall hold Greenery Executive suites and the secretarial service harmless from any dainages as a result of inaccuracy Or errors.

     d) CONFERENCE ROOM. Lessor shall provide one or more conference rooms for the purpose of handling conferences or meetings staged by Lessee. Said conference room(s) will be available on a first-come, first-served basis through prior arrangement with the Lessor's receptionist or designated agent Lessor reserves the right, from time to time, to institute and/or change the rules and regulations relating to the use of the conference room(s). The rules and regulations established, from time to time, are hereto incorporated into this Lease and the breach of such rules and regulations shall be deemed a breach of this Lease.
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8    PROHBITIVE USES:  Lessee shall not Commit or permit the commission of any acts on said premises in  any way that:

     a) Will increase the existing rates or cause cancellation of any fire, casualtly, liability, or . other insurance poli cy insuring the building or its contents;

     b) Violates or conflicts with any law, statute, ordinance or government rule or regulation, whether now in force or hereinafter enacted, governing said premises or the building,

     c) Obstructs or interferes with the rights of other tenants or occupants of the building or injures or annoys them;

     d) Constitutes the commission of waste on said premises or the conunission or maintenance of a nuisance as defined by the laws of the State of California;

     e) Violates the rules and regulations established, from time-to-time, by Lessor to govern the use of the common areas of the Greenery Executive Suites, including, but not limited to, the lobby and conference room(s).

     f) Interfere with the operation of the suite by the Lessor or interferes, with the business of the other tenants of the suite.

     g) Any commission of the foregoing prohibited acts as set forth above shall be considered a material breach of this Agreement.

9.   ALTERATIONS, IMPROVEMENTS OR ADDITIONS/CARE OF PREMISES.
     Lessee shall not make any alterations, improvements or additions to the premises without obtaining the written permission of the Lessor such as shelving, wall covering or locks. Lessee shall take good care not to cause damage to the premises and, at the expiration of this Lease, shall deliver the premises to Lessor in as good condition as when received by Lessee, repairs that are the responsibility of Lessor, damage from casualty, and reasonable use and wear expected.

10. MAINTENANCE AND REPAIRS. Lessor shall deliver possession of the premises in good sanitary order, condition and repair. Lessee shall exercise due care not to cause damage to the premises and every part thereof, damage thereto from causes beyond the reasonable control of lessee and ordinary wear and tear excepted. Lessee shall, upon the expiration or sooner termination of this Lease

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     hereof surrender the premises, to the Lessor in good Condition, ordingry wear and tear, repairs Which are thc responsibility of lessor, damages from casualty,a nd damage from causes beyond the resonable control of lessee excepted. Lessee shall not be responsible for any repairs to the structure, mechanical, electrical, plumbing, sprinklers, and the like systems. If Lessee has given notice to terminate or Lessee is in default of rental payments, Lessor's receptionist or authorized agent may show the premises, with advance notice, to prospective tenants between the hours of 9:00 a.m. and 5:00 p.m., Monday through Friday. Lessor agrees to keep the building of which the premises are a part, the premises and the cormnon areas in clean order, first-class operating condition and in good repair at all times during this Lease.

11. ASSIGNMENT AND-SUBLETTING. Lessee shall not either voluntarily or by operati on of law, assign, transfer, mortgage, pledge, hypotliecate or encumber this Lease or any interest therein, and shall not sublet the said premises or any part thereof, or any right or privilege appurtenant thereto or suffer any other person (the employees, agents, servants and invites of Lessee excepted) to occupy or use the said premises, or any portion thereof, without the written consent of Lessor first liand and obtained, which consent shall not be uru-easonably withheld, and a consent to one assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Lessor, constitute a default under this Lease.

12. ATTORNEY'S FEES. If either party commences litigation in connection with the enforcing the terms of this Lease or in the event suit is brought for recovery of any rent due under this Lease or damages by the breach of any covenant or condition of this Lease, then the prevailing party shall be entitled to recover reasonable attorney's fees and court costs from the. other party.

13. INSURANCE INDEMINTY. Lessor shall not be liable for any damage to property or injury to persons sustained by Lessee or others caused by conditions or activities on the premises, unless such conditions or activities are proximately caused by Lessor's action or negligence. Lessee shall indemnify and hold Lessor harmless against any and all claims and damages arising out of Lessee"s use of the premises including attorney fees, and shall carry liability insurance miuring Lessor and Lessee against any claims in an amount of not less than $1,000,000. per occurrence of bodily injury and property damage combined. Lessee shall furnish Lessor with certificate of insurance naming the Lessor as an additional named insured and shall notify Lessor that such policy is in full force and effect within thirty (30) days of the commencement of the lease. Lessor will not carry insurance on Lessee's personal property.

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14.  RULES AND REGULATIONS. Lessee shall faithfully observe and comply with the rules and regulations of the building or those that the Lessor shall from time to time, promulgate. Lessor reserves the right, from time to time, to make all resonable modifications to said rules. The addlitions to those rules shall be binding upon Lessee upon delivery of a copy of them to Lessee. Lessor shall not be responsible to Lessee for the non-performance of any said rules by and other tenants or occupants but shall proceed with due diligence to enforce same.

15. INABILITY TO DELIVER POSSESSION. If, as a result of causes beyond the Lessor's reasonable control, Lessor is unable to deliver possession of the premises by the commencement date, Lessor shall not be liable for any damage caused to Lessee thereby. Such delay shall not extend the term of this Lease nor shall it make the Lease void or violable. Lessee, however, shall not be liable for rent until Lessee obtains possession of the Premises. Lessee may elect to terminate this Lease immediately upon giving notice in such count or at anytime prior to Lessor effecting Possession.

16. DEFAULTS/REMEDY. If Lessee defaults or neglects to perform any of its obligations under this Lease, then Lessor after reasonable notice in writing as set forth, may terminate this Lease, if such conditions are not cured within that time. Time is of the essence hereof. If any rent or any part thereof shall be and remain unpaid when due, or if Lessee violates or defaults in any of the provisions of this Lease, then Lessor may terminate this Lease after ten (10) days' notice, and re-enter the premises. Notwithstanding any re-entry and retaking of possession, Lessee's liability for the rent provided herein shall not be extinguished for the balance of the term of the Lease.

17. BINDING ON HEIRS AND SUCCESSORS. This lease shall be binding on and shall insure to the benefit of the heirs, executors, administrators, successors, and assigns of the parties, Lessor And Lessee, hereto, but nothing in this paragraph shall be construed as a consent by Lessor to any assignment of Us lease.

18. WAIVER OF BREACH.The waiver of any breach provision of tbis Lease by a party shall not constitute a continuing waiver or a waiver of any subsequent breach by the party either of the same or of another provision of this Lease.

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19.  ACCESS TO PREMISE . Lessee shall permit Lessor access to the premises at all reasonable times for the purpose of inspecting or making repairs. Additions or alterations to the premises..

20. PARKING Executive suite tenants are requested. at no charge, to park in the lot conveniently located on the west side of the complex. Greenery Executive Suites can also provide covered parking at no additional charge.

21. SIGNAGE. All signs will be provided by the Lessor to identify each suite. No additional signs or other forms of advertising will be permitted on the doors or windows of the building.

22. DESTRUCTION OR DAMAGE OF PREMISES. In the event the premises are destroyed or damaged by fire, earthquake, or any other Act of God, then this Lease shall terminate without liability, by either Lessor or Lessee. Lessor shall, however, promptly make all other repairs to the structure and its various systems, so as to maintain the habitability of the premises. Failure to do so, is a material breach of this Lease entitling Lessee to terminate the lease immediately upon written notice with no liability for rent beyond the date of occurrence rendering the premises reasonably uninhabitable or fit for their purpose as an executive suite.

23. NOTICES. Except where otherwise required by statute, all notices given pursuant to the provisions hereof may be sent by registered or certified mail, postage paid to the last known mailing address of the party for whom the notice is intended.

24. INSOLVENCY OR BANKRUPTCY. If Lessee becomes insolvent; voluntarily or involuntarily bankrupt, or if a receiver or other liquidating officer is appointed for the business of Lessee which will constitute default herein, then Lessor may terminate this Lease.

25. ESTOPPEL CERTIFICATE. Lessee agrees to execute any such estoppel certificates as Lessor may, from time, to time, request detailing the status of Lessee's rental under this lease agreement

26. ENTIRE AGREEMENT. It is understood and agreed by Lessor and Lessee that there are no promises, agreemeents, conditions, understandings, warranties oral or written, expressed or implied, between them, other than

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     as herin set forth and that this Lease shall not be modified except in writing acknowledged by all parties.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease on the day and year first mentioned.

LESSOR:                            LESSES:

GREENERY EXECUTIVE SUITES          AMERIMMUNE PHARMACEUTICALS, INC.

BY:Sandy Abblett                   BY: Pamela M. Kapustay
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TITLE: Office Manager              TITLE: V.P. of Operations
-------------------------------    -------------------------------

DATE:      1/30/02                 DATE:      1/30/02
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                   [Blueprint sketch of office space]









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